UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2012
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

As previously announced, RF Micro Devices, Inc. (the "Company") presented at the 14th Annual Needham Growth Conference in New York, NY on Tuesday, January 10, 2012.  The presentation was webcast on the Company's website, and it will remain available in the Investors section of the Company's website ( www.rfmd.com) through April 9, 2012.  During this presentation, the Company’s Compound Semiconductor Group President, Bob Van Buskirk, and the Company's Cellular Products Group President, Eric Creviston, discussed certain information regarding the Company's preliminary financial results for the fiscal quarter ended December 31, 2011. The transcript of the presentation is furnished as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.                  Description

    99.1                          Transcript of RF Micro Devices, Inc. presentation at the 14th Annual
                                     Needham Growth Conference, on Tuesday, January 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By: /s/ Barry D. Church
                                                                                          Barry D. Church
                                                                                          Vice President and Corporate Controller

Date:    January 13, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Transcript of RF Micro Devices, Inc. presentation at the 14th Annual Needham Growth Conference, on Tuesday, January 10, 2012.